Exhibit 99.3

LEAFBUYER TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On March 23, 2017, AP Event Inc. (“AP” or the “Registrant”) consummated an Agreement and Plan of Merger (the “Merger Agreement”) with LB Media Group, LLC a Colorado limited liability Company (“LB Media”), August Petrov (the principal stockholder of AP), and LB Acquisition Corp., a Colorado corporation  a wholly-owned subsidiary of AP (“Acquisition”) whereby Acquisition was merged with and into LB Media (the “Merger”) in consideration for: cash in the amount of Six Hundred Thousand Dollars ($600,000); 2,351,355 newly-issued, pre-split shares of the Registrant’s Common Stock (the “Merger Shares”); and 324,327 pre-split shares of the Registrant’s Series A Preferred Stock, par value $0.001 per share (the “Series A Shares,” and collectively with the Merger Shares, the “Merger Consideration”).   Pursuant to the terms of the Merger Agreement, LB Media agreed to retire 5,000,000 shares of Common Stock of the Registrant held immediately prior to the Merger.

As a result of the Merger, LB Media became a wholly-owned subsidiary of the Registrant, and following the consummation of the Merger and giving effect to the securities sold in the Offering, the members of LB Media will beneficially own approximately fifty-five (55%) of the issued and outstanding Common Stock of the Registrant. The Merger Agreement contains customary representations, warranties and covenants of the Registrant and LB Media for like transactions.

As a result of the reorganization and name changed discussed later, Leafbuyer Technologies, Inc. (“Leafbuyer”) became the publicly quoted parent holding company with LB Media becoming a wholly-owned subsidiary of Leafbuyer. Upon consummation of the Agreement, Leafbuyer common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), Leafbuyer is the successor issuer to AP.

The pro forma financial statements as of December 31, 2016, for the six months ended December 31, 2016, and for the year ended June 30, 2016, have been prepared based on certain pro forma adjustments to our historical financial statements set forth in the Annual Report of the Registrant on Form 10-K for the year ended June 30, 2016, and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2016, as filed with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical financial statements and related notes contained in those reports.  The historical financial statements for LB Media Group, LLC were derived from audited financial statements for the year ended December 31, 2016, included as Exhibit 99.2 to this Current Report on Form 8-K.  The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed combined balance sheet has been prepared as if the transaction had occurred as of December 31, 2016.  The unaudited pro forma condensed combined statements of operations have been prepared as if this transaction had occurred on July 1, 2015.

These unaudited pro forma condensed combined financial statements are presented for illustrative purposes only.  Such information is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed at the dates indicated or what would be any future periods.

LEAFBUYER TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2016

	Leafbuyer Technologies	LB Media Group LLC (a)	Pro Forma Adjustments		Leafbuyer Technologies Pro Forma
Assets
Current assets:
Cash and cash equivalents	$11,798	$63,011	$--		$74,809
Prepaid expenses	--	14,915	--		14,915
Total current assets	11,798	77,926	--		89,724

Non-current assets:
Property and equipment	1,491	--	--		1,491

Total assets	$13,289	$77,926	$--		$91,215

Liabilities and Equity
Current liabilities:
Accounts payable	$--	$45,129	$--		$45,129
Accrued liabilities	--	8,698	--		8,698
Deferred revenue	--	41,899	--		41,899
Notes payable	3,617	--	--		3,617
Total current liabilities	3,617	95,726	--		99,343

Equity:
Common Stock	6,280	--	(2,172	) (b)	4,108
Preferred Stock	--	--	351	(b)	351
Additional paid in capital	24,320	--	851,821	(b)	851,821
			(24,320	) (b)
Accumulated deficit	(20,928)	--	20,928	(b)	(864,408)
			(864,408	) (b)
Members’ deficit	--	(17,800)	17,800	(b)	--
Total equity	9,672	(17,800)	--		(8,128)

Total liabilities and equity	$13,289	$77,926	$--		$91,215

See accompanying notes to unaudited pro forma condensed combined financial statements.

LEAFBUYER TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Six months ended December 31, 2016

	Leafbuyer Technologies	LB Media Group LLC (a)	Pro Forma Adjustments	Leafbuyer Technologies Pro Forma
Revenue	$--	$483,654	$--	$483,654
Cost of revenue	--	--	--	--
Gross profit	--	483,654	--	483,654

Operating expenses:
Personnel	--	240,155	--	240,155
Advertising	--	70,429	--	70,429
Information technology	--	35,257	--	35,257
General and administrative	6,256	65,754	--	72,010
Total operating expenses	6,256	411,595	--	417,851

Gain (loss) from operations	(6,256)	72,059	--	65,803

Other income (expense)	--	1,438	--	1,438

Net income (loss)	$(6,256)	$73,497	$--	$67,241

Net income (loss) per share
Basic and diluted	$(0.00)			$0.00

Shares outstanding
Basic and diluted	58,090,000			38,000,000

See accompanying notes to unaudited pro forma condensed combined financial statements.

LEAFBUYER TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year ended June 30, 2016

	Leafbuyer Technologies	LB Media Group LLC (a)	Pro Forma Adjustments	Leafbuyer Technologies Pro Forma
Revenue	$8,500	$552,924	$--	$561,424
Cost of revenue	--	--	--	--
Gross profit	8,500	552,924	--	561,424

Operating expenses:
Personnel	--	273,237	--	273,237
Advertising	--	64,255	--	64,255
Information technology	--	43,796	--	43,796
General and administrative	18,565	126,949	--	145,514
Total operating expenses	18,565	508,237	--	526,802

Gain (loss) from operations	(10,065)	44,687	--	34,622

Other income (expense)	--	--	--	--

Net income (loss)	$(10,065)	$44,687	$--	$34,622

Net income (loss per share)
Basic and diluted	$(0.00)			$0.00

Shares outstanding
Basic and diluted	50,814,178			38,000,000

See accompanying notes to unaudited pro forma condensed combined financial statements.

Note 1.  Basis of Presentation

The historical financial information is derived from our historical financial statements and the historical financial statements of LB Media Group, LLC.  The pro forma adjustments have been prepared as if the transaction occurred on December 31, 2016, for the balance sheet, and on July 1, 2015, for the statements of operations.

The pro forma combined financial statements reflect the following  the acquisition of 100% of the member interest in LB Media Group, LLC in exchange for: cash in the amount of Six Hundred Thousand Dollars ($600,000); 2,351,355 newly-issued, pre-split Merger Shares; and 324,327 pre-split Series A Shares.

Note 2.  Pro Forma Adjustments and Assumptions

(a)	Reflects 100% of the assets, liabilities, income and expenses of LB Media Group, LLC.

(b)
Reflects 1) 2,351,355 newly-issued, pre-split Merger Shares; and 324,327 pre-split Series A Shares; 2 ) the retirement of 5,000,000 pre-split shares of Common Stock of the Registrant held immediately prior to the Merger; 3) the sale of 476,092 new pre-split shares of the Company’s Common Stock in the amount of $600,000 as well as 27,027 new pre-split Series B Shares in the amount of $250,000 prior to the closing of the Merger Agreement; and 4) removing the Registrants’ accumulated deficit  and adjusting equity for the recapitalization.

Note 3.  Net Income Per Share

The following table illustrates our calculation of pro forma net income per share:

	Six months ended December 31, 2016	Year ended June 30, 2016
Pro forma net income	$67,241	$34,622

Weighted-average shares outstanding:
Pro forma shares	38,000,000	38,000,000

Net income per share
Basic and diluted	$0.00	$0.00